UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2010

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07                                 Submission of Matters to a Vote of Security Holders

On May 4, 2010, ACNB Corporation (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 5,928,343 shares of the Company’s common stock were entitled to vote as of March 10, 2010, the record date for the Annual Meeting. There were 4,416,005 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on seven (7) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — Fix the number of Directors

The shareholders voted to fix the number of Directors at thirteen (13). The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

4,317,284	70,033	28,688	-0-

Proposal No. 2 — Fix the number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at five (5). The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

4,328,929	67,356	19,720	-0-

Proposal No. 3 — Fix the number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at four (4). The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

4,320,852	66,712	28,441	-0-

Proposal No. 4 — Fix the number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

4,325,923	66,051	24,031	-0-

Proposal No. 5 — Election of Class 1 Directors

The shareholders voted to elect five (5) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified.  The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Ronald L. Hankey	3,247,016	182,578	986,411

James J. Lott	3,393,436	36,158	986,411

Robert W. Miller	3,387,510	42,084	986,411

Marian B. Schultz	3,389,220	40,374	986,411

James E. Williams	3,388,900	40,694	986,411

Proposal No. 6 — Election of Class 2 Director

The shareholders voted to elect one (1) Class 2 Director to serve for a term of two (2) years and until his successor is elected and qualified.  The results of the vote were as follows:

Name	For	Against	Abstaining	Broker Non-Votes

David L. Sites	3,072,092	317,119	40,383	986,411

Proposal No. 7 — Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2010

The shareholders voted to ratify the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year 2010. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes

4,348,768	21,002	46,235	-0-

Item 7.01                                             Regulation FD Disclosure

On May 4, 2010, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, gave a presentations at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Further, at the Annual Meeting, the Company announced that its common stock has received preliminary approval for listing on The Nasdaq Capital Market.  Subject to the final decision to list on The Nasdaq Stock Market, the Company will apply for final approval.

ITEM 9.01                                    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 10, 2010	/s/ David W. Cathell
David W. Cathell
Executive Vice President, Treasurer & Chief
Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 10, 2010